Exhibit 99.1

ASSIGNMENT AGREEMENT

This Assignment Agreement dated as of the Effective Date set forth below and is entered into by and between SunTrust Bank (the “Assignor”) and ABX Material Services, Inc. (the “Assignee”). Capitalized terms used but not defined herein shall have the meaning given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action, and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interests”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.

1.	Assignor:	SunTrust Bank

2.	Assignee:	ABX Material Services, Inc.

3.	Borrowers:	ABX Air, Inc. and CHI Acquisition Corp.

4.	Administrative Agent:	SunTrust Bank, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	Credit Agreement, dated as of December 31, 2007 (as amended, supplemented or otherwise modified from time to time) among the Borrowers, ABX Holdings, Inc., a Delaware corporation, the several Lenders from time to time party thereto and SunTrust Bank, as Administrative Agent for the Lenders.

6.	Assigned Interest:

Facility Assigned (“Revolving Commitment”; the “Term Loan”)	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans[1]
Term Loan	$ 270,000,000.00	$ 29,850,000.00	11.055555556%

Effective Date: Monday, August 11, 2008

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers and their Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

In the event that the Assignee is a Borrower or an Affiliate of a Borrower (collectively, a “Borrower Entity”), and for so long as any such Borrower Entity shall be a Lender under the Credit Agreement, such Borrower Entity agrees, for the benefit of the Administrative Agent and the other Lenders and in its capacity as a Lender under the Credit Agreement, that: (a) such Borrower Entity shall not be entitled to receive any additional amounts pursuant to Section 2.10(a), (b) or (c) of the Credit Agreement as compensation for increased costs or reductions in amounts receivable under the Credit Agreement; (b) such Borrower Entity shall not be entitled to receive compensation for any losses, expenses or liabilities pursuant to Section 2.11 of the Credit Agreement; (c) such Borrower Entity shall not be entitled to indemnification pursuant to Section 2.11(iv) of the Credit Agreement; (d) such Borrower Entity shall not be entitled to effect any set off rights under or pursuant to Section 12.2 of the Credit Agreement; and (e) for purposes of any proposed amendment, consent, waiver or other modification under the Credit Agreement, or any other vote, request, demand, authorization or direction under the Credit Agreement, such Borrower Entity shall be deemed at all times to be a Defaulting Lender.

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[1]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNTRUST BANK, as Assignor

By:	/s/ Nicholas Luzecky
	Name:	Nicholas Luzecky
	Title:	Vice President

ABX MATERIAL SERVICES, INC., as Assignee

By:	/s/ Quint Turner
	Name:	Quint Turner
Title:

Consented to:

ABX AIR, INC.

By:	/s/ Quint Turner
	Name:	Quint Turner
Title:

CARGO HOLDINGS INTERNATIONAL, INC.

By:	/s/ George A. Golder
	Name:	George A. Golder
	Title:	Corporate Secretary

Consented to and Accepted:

SUNTRUST BANK, as Administrative Agent

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Vice President

SUNTRUST BANK, as a Letter of Credit Issuer

By:	N/A
Name:
Title:

ANNEX I TO THE ASSIGNMENT AGREEMENT:

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AGREEMENT

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received and/or had the opportunity to review a copy of the Credit Agreement to the extent it has in its sole discretion deemed necessary, together with copies of the most recent financial statements delivered pursuant to the Credit Agreement thereof, as applicable and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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